Exhibit 21.1

List of Subsidiaries of First Busey Corporation and State of Incorporation/Organization

Direct:

Busey Bank - Illinois

South Side Trust & Savings Bank of Peoria - Illinois

Busey Wealth Management, Inc. - Illinois

First Busey Statutory Trust II - Delaware

First Busey Statutory Trust III - Delaware

First Busey Statutory Trust IV - Delaware

Pulaski Financial Statutory Trust I - Connecticut

Pulaski Financial Statutory Trust II - Delaware

Indirect:

Busey Trust Company, Inc. - Illinois

Busey Capital Management, Inc. - Illinois

Echo Holdings I, LLC - Florida

Echo Holdings II, LLC - Florida

Echo Holdings III, LLC - Florida

Echo Properties I, LLC - Florida

Echo Properties II, LLC - Florida

Echo Properties III, LLC - Florida

Echo Properties IV, LLC - Florida

Echo Properties V, LLC - Florida

Echo Properties VI, LLC - Florida

Echo Properties VII, LLC - Florida

Echo Properties VIII, LLC - Florida

Echo Properties IX, LLC - Florida

Echo Properties X, LLC - Florida

Echo Properties XI, LLC - Florida

Echo Properties XII, LLC - Florida

Echo Properties XIII, LLC - Florida

Echo Resources LLC - Illinois

First Community OREO LLC - Illinois

First Community OREO LLC III - Illinois

FirsTech, Inc. — Illinois

Mid Illinois Insurance Services Inc. - Illinois

Pillar Properties I, LLC - Illinois

Pillar Properties II, LLC - Illinois

Pillar Properties III, LLC - Illinois

Pillar Properties IV, LLC - Illinois

Pillar Properties V, LLC - Illinois

Pillar Properties VI, LLC - Illinois

Pillar Properties VII, LLC - Illinois

Pillar Properties VIII, LLC - Illinois

Pillar Properties IX, LLC - Illinois

Pillar Properties X, LLC - Illinois

Pillar Properties XI, LLC - Illinois

Pillar Properties XII, LLC - Illinois

Pillar Properties XIII, LLC - Illinois

Pillar Properties XIV, LLC - Illinois

Pillar Properties XV, LLC - Illinois

Pillar Properties XVI, LLC - Illinois

Pillar Properties XVII, LLC - Illinois

Pillar Properties XVIII, LLC - Illinois

Pillar Properties XIX, LLC - Illinois

Pillar Properties XX, LLC - Illinois

Priority Property Holdings, LLC - Missouri

Pulaski Service Corporation - Missouri